SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 6, 2005

(Date of Report)

August 16, 2005

(Date of Earliest Event Reported)

T-Bay Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	33-37099S Commission File Number	91-1465664 (IRS Employer I.D. No.)

208 South Academy Avenue, Suite 130 , Eagle, Idaho 83616

(Address of Principal Executive Offices)

(208) 342-8888

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On August 1, 2005, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”) between Wise Target International Limited, (“Wise Target”), Amber Link International Limited (“Amber Link”), Ms. Meilian Li and Mr. Xiaofeng Li.  Pursuant to the terms of the Agreement, following due diligence, the Company will acquire all of the outstanding stock of Wise Target and Amber Link making them wholly owned subsidiaries of the Company.  Wise Target and Amber Link own and control 95% of Shanghai Sunplus Communication Technology Co., Ltd., (“Sunplus”), a Sino-foreign joint venture.

The Agreement requires the Company to issue 18,550,000 shares of restricted common stock in exchange for all of the issued and outstanding shares of Wise Target and Amber Link.  Ms. Meilian Li is the sole shareholder of Wise Target and Mr. Xiaofeng Li is the sole shareholder of Amber Link.

The Agreement further requires the current board of directors to resign upon appointment of Ms. Meilian Li, Mr. Xiaofeng and Mr. Zhohui Luo to the board of directors.  Current officers will resign and Mr. Xiaofeng Li will become Chief Executive Officer and Mr. Murry Zuhe Xiao will become Chief Financial Officer.

Item 2.01

Completion of Acquisition or Disposition of Assets

On August 16, 2005, pursuant to the terms of the Agreement, the Company completed its due diligence of Wise Target, Amber Link and Sunplus and authorized the issuance of 18,550,000 shares of restricted common stock in exchange for all of the issued and outstanding stock of Wise Target and Amber Link, making them wholly owned subsidiaries of the Company.

Wise Target and Amber Link jointly own and control 95% of Sunplus.  The Company intends to pursue the business of Sunplus.  Following is a description of Sunplus and its operations.

Overview

Shanghai Sunplus Communication Technology Co., Ltd., a Sino-foreign joint venture incorporated in China in 2002, provides a wide span of mobile handset design and other services to leading mobile handset brand owners in China.

Sunplus also provides total solution services to its customers, starting from new product concept identification, handset exterior design, hardware and software design, material procurement, production, and after-sale maintenance services.  Customers include CECT, Panda Electronics, NEC, Siemens Mobile, Panasonic, Motorola, ZTE Corporation, Soutec.

Shanghai Sunplus is jointly formed by Wise Target International Limited, Amber Link International Limited and Shanghai Fanna Industrial Product Design Co., Ltd.  Wise Target and Amber link are investment holding companies incorporated in the British Virgin Islands whereas Shanghai Fanna was established in China in 2001 with specialties in design, R&D and commercialization of high-end sophisticated electronics products.

Business Strategy

Sunplus seeks to maintain and strengthen its position as a provider of high quality mobile handset design services.  In order to achieve its objectives, Sunplus plans to pursue the following key strategies:

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Enhance design capability in the 3G sector.  Sunplus is strengthening its engineer team for the design of high-end mobile handsets with sophisticated value-added multi-media functions to cater for the highly potential 3G market.

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Develop low-end phones for the mass market.  Sunplus also intends to design basic mobile handsets at low cost to help its customers capture the mass market in central and western regions of China.

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Strengthen its total solution services for its customers.  Sunplus seeks to provide more comprehensive services to its customers, ranging from product concept identification to after-sale maintenance services.  Sunplus plans to further strengthen its production network whereas the customer will focus more on brand building and marketing activities. Sunplus believes by doing this, the time span needed for new product introduction can be shortened.

Services and Products

Sunplus tailor-makes its services and products based on the requirements of its customers.  Sunplus services include:-

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Mobile handset design.  Sunplus has special project teams to work closely with its customers to monitor and coordinate the progress of each new design project.

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Industrial and mechanical design.  Sunplus designs the exterior outlook and mechanical structure of a mobile handset.  Sunplus adopts the user-orientation design concept and focus its product design on the personality of target end-users.

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Hardware design.  In addition to the design of the core printed circuit board layout, Sunplus  has also set up special engineer teams on the design of baseband and radio frequency parts of mobile handsets based on chips platforms.

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Software design.  Sunplus designs the software system for the mobile handset and its function modules.  Sunplus is capable of developing its own software in man-machine-interface and the driver software for LCD display, camera, harmonic ring tones and MP3 functions.

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Production Services

■

Based on the request of its customers, Sunplus also manufactures the components and/or the entire mobile handsets for its customers.  Sunplus subcontracts the production work to third party manufacturers mostly in the Shanghai area.  Sunplus has a quality assurance team to monitor the production process to ensure the products can meet its quality requirement.

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After-sale Services

■

For the mobile handsets Sunplus manufactures for its customers, Sunplus will also provide maintenance services during the product warranty period.

Competition

Competition in the mobile handset design market is keen and fragmented.  Sunplus faces competition mainly from other independent mobile handset design houses in China, including Beijing Techfaith, Longcheer Holdings and Shanghai Simcom.

Sunplus competes with these companies by striving to provide higher quality services in the following aspects:

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Ability to help customers identify and/or forecast the trend of mobile handsets.

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Technological capacity.

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Comprehensive and total solution services.

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Ability to rapidly complete a design.

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Cost effectiveness.

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Product quality and reliability in both hardware and software functionality.

Suppliers

Key technologies.  The key technologies Sunplus adopts for mobile handset design are from third-party licensors, mainly Skyworks Solutions.  These licenses are typically non-exclusive under royalty-accruing or paid-up contract basis.

Components and mobile handsets.  Sunplus relies on third party suppliers for manufacturing the modules and components as well as complete handsets we need.

There are many manufacturers of mobile handsets and components in China.  Sunplus believes it will be able to find substitutes within a short period of time in case any of its current suppliers fails to perform.

Research and Development

Sunplus has a strong R & D team with expertise in both the hardware and software design for mobile handsets:

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Hardware design.  Sunplus is capable of developing new mobile handsets on different modules and chips platforms.

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Software design.  Sunplus is capable of designing software for various application layers, including exchange function for man-machine interface (MMI), drivers for LCD display, camera, polyphonic ringing tones, MP3, MMS, WAP, e-mail

Customers

Sunplus customers include major mobile handset brand owners in China, such as Bright Jack International, CECT, and Huizhou CLL Communications. These three largest customers collectively accounted for approximately 90% of Sunplus’ net revenue for fiscal 2004.

Sunplus generates its revenue from three main sources:-

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Design fees.

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Royalty charged for each unit of mobile handset the customers produce based on the volume of production.

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Sale of complete mobile handsets.

Facilities

Sunplus’ principal executive offices occupy 4 floors of space with total area of 3,000 sq.ft. in LuWan District of Shanghai, China.  These leased premises house the design department, product testing facilities, maintenance and administrative departments.  Sunplus subcontracts the production of mobile phone components and complete handsets to third party manufacturers located in Shanghai and nearby provinces.

Employees

Sunplus currently has 200 employees, including 100 in research and development, 20 in sales and marketing, and 18 in administration and management.

Item 3.02

Unregistered Sales of Equity Securities

As a result of closing the Agreement, the Company issued 18,550,000 shares of restricted common stock to two investors in exchange for all of the issued and outstanding stock of Wise Target and Amber Link who are 95% owners of Sunplus.  The shares were issued pursuant to an exemption from registration under Section 4(2) and/or Regulation D, Rule 506.  No commissions were paid on the transaction.

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

Previous independent accountants

(i)

On August 16, 2005, the Company dismissed its independent accountants, Madsen & Associates CPA’s, Inc.

(ii)

The audit reports of Madsen & Associates CPA’s, Inc., for the years ended

 December 31, 2003 and December 31, 2004 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)

T Bay’s Board of Directors participated in and approved the decision to change independent accountants.

(iv)

In connection with its audit for the last two fiscal years and the interim periods until the date of dismissal there have been no disagreements with Madsen & Associates CPA’s, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Madsen & Associates CPA’s Inc., would have caused them to make reference thereto in their report on the financial statements.

(v)

During the two most recent fiscal years and the interim period and to the date of dismissal there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

(vi)

T Bay has requested that Madsen & Associates CPA’s, Inc., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this form 8-K.

(b)

New Independent Accountants

On August 16, 2005, the board of directors voted to engage Moore Stephens Hong Kong, to audit its financial statements for the year ended December 31, 2005. T Bay has not consulted Moore Stephens Hong Kong during the two most recent fiscal years nor up to the date of engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the T Bay’s financial statements, and written reports and no oral advise was provided to T Bay by concluding there was an important factor to be considered by T Bay in reaching a decision as to an accounting, auditing or financial issue.  In the past two years and up to the date of engagement, T Bay has not consulted Moore Stephens Hong Kong on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 5.01

Changes in Control of Registrant

As a result of closing the Agreement, Ms. Meilian Li received 15,950,000 shares of restricted common stock of the Company which is 53.8% and was appointed to the board of directors.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

As a result of closing the Agreement, the Company appointed Meilian Li, Xiaofeng Li and Zhohui Luo to the Board of Directors to serve until their successors are duly elected and qualified and the Company accepted the resignation of Tianpei Li and Silu Wu as directors and officers of the Company.  Xiaofeng Li was appointed Chief Executive Officer and Murry Zuhe Xiao as Chief Financial Officer of the Company.

Following are biographies of the newly appointed directors and officers.

Mr. Xiaofeng Li, Director and Chief Executive Officer, 29 years old.  Mr. Li holds a Bachelor Degree from Shanghai University, Industrial Design Department. From August 1998 to February 2001, Mr. Li was employed by Inventec Appliances Corp. where he was an Industrial Designer.  From 2001 to March 2002, Mr. Li was employed by Shanghai Funner Industrial Product Design Co., Ltd. as executive director and general manager.  Since then, Mr. Li has been Chairman of the Board of Shanghai Sunplus Communication Technology Co., Ltd.

Mr. Murry Zuhe Xiao, Chief Financial Officer, 38 years old.  Mr. Xiao is a Fellow Member of the Institute of Financial Accountant Association, a member of the Society of Registered Financial Planners, Member of China Institute of Certified Public Accountants, Financial Accountant award and Hong Kong Institute of Certified Public Accountants Final State of Qualification Program for Accountants.  Mr. Xiao holds a post graduate Certificate in Professional Accounting from City University, Hong Kong.  He also holds a degree in Economics from the Jiang Xi University of Finance and Economics.  Since July 1999, Mr. Xiao has been employed by Qiao Xing Universal Telephone, Inc. as Finance Manager.  Previously, he was Audit Trainee and Audit Senior for the same company.

Ms. Meilian Li, Chairman of the Board, 34 years old.  Ms. Li holds a Bachelor Degree in Accounting from Guangzhou Nanyang College.  From 2000 to the present, Ms. Li has held the position of Board Chairman of Shenzhen Youlian Transportation, Inc. where she is responsible for human resource management, strategic planning and financial management.

Mr. Zhaohui Luo, Director, 37 years old.  Mr. Luo holds a Masters of Business Administration from Each China Normal University.  From 1993 to 2002, Mr. Luo was director and general manager of Huizhou Ganghui Electronic Engineering System Co., Ltd. and from 2002 to the present, he has held the position of General Manger for Guangdong Consun Group, Shanghai Office.

Item 9.01

Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

The Company will file financial statements under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

          (b)  Pro forma financial information.

The Company will file pro forma financial information under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

          (c) Exhibits.

2.0

Agreement and Plan of Reorganization (the “Agreement”) between Wise Target International Limited, (“Wise Target”), Amber Link International Limited (“Amber Link”), Ms. Meilian Li and Mr. Xiaofeng Li, dated August 1, 2005.

16.0

Letter regarding Change in Certifying Accountant from Madsen & Associates CPA’s, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-BAY HOLDINGS, INC.

DATE:  September 6, 2005

/s/ Xiaofeng Li

Xiaofeng Li, Chief Executive Officer